UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(D) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 25, 2008


                        GLOBAL PAYMENT TECHNOLOGIES, INC.
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               (Exact Name of Registrant as Specified in Charter)


              Delaware               0-25148             11-2974651
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    (State or Other Jurisdiction   (Commission          (IRS Employer
          of Incorporation)         File No.)        Identification No.)


170 Wilbur Place, Suite 600, Bohemia, NY                          11716
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(Address of Principal Executive Offices)                        (Zip Code)


       Registrant's telephone number, including area code: (631) 563-2500


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))

Item 3.02.  Unregistered Sales of Equity Securities.

                  Global Payment Technologies, Inc. entered into Securities Purchase Agreements and Common Stock Purchase Warrants with David Mark Crompton, through Ydra Pty Ltd as purchaser, Steven Hugh Crisp and Richard and Luisa Soussa. The transactions closed February 20, 2008, March 13, 2008 and March 14, 2008 respectively.

         The Securities Purchase Agreements For David Crompton, Steven Crisp and Richard Soussa provide for the purchase of 200,000, 500,000 and 250,000 shares, respectively, of GPT common stock at $0.20 per share in cash. In addition each investor received warrants to purchase an additional 200,000; 500,000 and 250,000 shares, respectively, of GPT common stock at $0.28 per share. The warrants expire in March 2012.

         None of the securities issues or to be issued pursuant to the Securities Purchase Agreements and Common Stock Purchase Warrants have been or will be registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent a registration statement or an applicable exemption from registration requirements. The transactions contemplated by the Purchase Agreement are exempt from the registration requirements of the Securities Act pursuant to Section 4(2) and Regulation D of the Securities Act.








                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 25, 2008

                                          GLOBAL PAYMENT TECHNOLOGIES, INC.

                                           By:   [/s/ William L. McMahon]
                                                 ------------------------------
                                           Name:  William L. McMahon
                                           Title: President and Chief Financial
                                                  Officer

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